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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: January 19, 1999
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                          SPALDING HOLDINGS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     333-14569                  59-2439656
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


  425 Meadow Street, Chicopee, Massachusetts                         01013
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (413) 536-1200
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              (Registrant's Telephone Number, Including Area Code)
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Item 8.

     The Board of Directors of Spalding Holdings Corporation, (the "Company") has agreed to change the Company's fiscal year end from September 30 to December
31. The Company's results of operations for the transition period from October 1, 1998 to December 31, 1998 will be included in the Transition Report on Form 10-K to be filed prior to March 31, 1999.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    By: /s/ William K. Breaden
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                                        William K. Breaden
                                        Corporate Controller



Date: January 19, 1999


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